Note 14 - Major Customers and Accounts Receivable	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Notes to Financial Statements
Concentration Risk Disclosure [Text Block]

13.         MAJOR CUSTOMERS AND ACCOUNTS RECEIVABLE

For the three month periods ended March 31, 2023 and 2022, two customers accounted for 48% and one customer accounted for 27% of revenues, respectively. Two customers accounted for 45% of current accounts receivable as of March 31, 2023. At December 31, 2022, one customers accounted for 35% of current accounts receivable.

NOTE E—CONCENTRATION OF RISK

Financial instruments which potentially subject the Company to risk primarily consist of cash, and cash equivalents, investment in debt security, and accounts receivables.

The Company maintains its cash and cash equivalents with various financial institutions, which, at times may exceed insured limits. The exposure to the Company is solely dependent upon daily bank balances and the respective strength of the financial institutions. The Company was in excess of coverage of approximately $2,000,000 and $7,057,000 at December 31, 2022 and 2021, respectively. The Company has not incurred any losses on these accounts.

The Company extends credit to customers on an unsecured basis in the normal course of business. The Company’s policy is to perform an analysis of the recoverability of its receivables at the end of each reporting period and to establish allowances where appropriate. The Company analyzes historical bad debts and contract losses, customer concentrations, and customer credit-worthiness when evaluating the adequacy of the allowances.

For the year ended December 31, 2022 no customer accounted for 10% of total revenue. For the year ended December 2021, one customer accounted for 13% of total revenue.

At December 31, 2022, one customer accounted for 35% of the total accounts receivable. At December 31, 2021, three customers accounted for 87% of total accounts receivable.